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                                                                 Exhibit 10.25.2

                                 FIRST AMENDMENT

                                       TO

                           LEASE TERMINATION AGREEMENT

        This First Amendment To Lease Termination Agreement ("Agreement") is dated and effective April 1, 2003, and is entered into by and among WILLOW PARK HOLDING COMPANY II, LLC, a Delaware limited liability company ("Willow Park"), AMB PROPERTY, L.P., a Delaware limited partnership ("AMB", and together with Willow Park, the "Landlords") and DELTAGEN, INC., a Delaware corporation ("Tenant").

        WHEREAS, Willow Park and Tenant entered into that certain Lease Termination Agreement dated March 27, 2003 (the "Termination Agreement") whereby Tenant was to pay Landlords a certain Termination Payment upon Tenant obtaining Interim Financing;

        WHEREAS, Tenant paid Landlords the Termination Payment on March 31, 2003, however, Tenant did not obtain the Interim Financing until April 1, 2003; and

        WHEREAS, the parties desire to amend the Termination Agreement to provide that the Termination Payment was due and was paid on March 27, 2003 and that Tenant was not and is not in breach of the Termination Agreement for not obtaining Interim Financing until April 1, 2003.

        NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Capitalized Terms. All capitalized terms herein shall have the same meaning as the Termination Agreement.

        2. Modification of Interim Financing Definition. "Interim Financing" as defined in Section 1(b) of the Termination Agreement shall be replaced with the following: "Interim Financing shall mean Tenant's consummation of an interim equity or debt financing in an amount not less than $4,000,000 which financing must occur on or before April 1, 2003."

        3. Modification of Termination Payment Definition. "Termination Payment" as defined in Section 1(f) of the Termination Agreement shall be replaced with the following: "Termination Payment shall mean Five Hundred Thousand Dollars ($500,000.00) which must occur on or before March 31, 2003."

        4. Modification of Termination Payment Due Date. Section 3(c) of the Termination Agreement is hereby replaced with the following: "(c) on March 31, 2003 Tenant shall pay Landlords, in immediately available funds by federal wire transfer, the Termination Payment."

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            A. Confirmation of Payment of Termination Payment. The parties acknowledge that the Termination Payment was made on March 31, 2003.

        5. Miscellaneous. Warranties, representations, agreements, and obligations contained in this Agreement shall survive the execution and delivery of this Agreement and shall survive any and all performances in accordance with this Agreement. This Agreement may be executed in any number of counterparts which together shall constitute the Agreement. Faxed signatures hereon shall be deemed originals for all purposes. If any party obtains a judgment against any other party by reason of breach of this Agreement, reasonable attorneys' fees as fixed by the court shall be included in such judgment. This Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, successors and assigns of the parties. This Agreement shall be construed and enforced in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                 WILLOW PARK:

                                 WILLOW PARK HOLDING COMPANY II, LLC
                                 a Delaware limited liability company

                                 By:   AMB Property, L.P., a Delaware limited
                                       partnership, its Manager

                                       By:  AMB Property Corporation, a
                                            Maryland corporation, its General
                                            Partner

                                            By:________________________________
                                                   John Rossi

                                            Its: Senior Vice President

                                            Date:______________________________

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                                       AMB:

                                       AMB PROPERTY, L.P.,
                                       a Delaware limited partnership

                                       By:  AMB PROPERTY CORPORATION a Maryland
                                            corporation, its general partner

                                            By:_________________________________
                                                  John Rossi

                                            Its:  Senior Vice President

                                            Date:_______________________________

                                       TENANT:

                                       DELTAGEN, INC.,
                                       a Delaware corporation

                                       By:______________________________________
                                       Its:_____________________________________


                                       By:______________________________________
                                       Its:_____________________________________


                                       Date:____________________________________


If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

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